UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2009

GRIFFON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-6620	11-1893410
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

100 Jericho Quadrangle
Jericho, New York		11753
(Address of Principal Executive Offices)		(Zip Code)

(516) 938-5544
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 7, 2009, Griffon Corporation (the “Company”) entered into a Separation Agreement (the “Separation Agreement”) with Franklin H. Smith in connection with Mr. Smith’s resignation as Executive Vice President of the Company as of October 9, 2009 (the “Resignation Date”).  Mr. Smith’s resignation was previously reported by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 2009.

Pursuant to the Separation Agreement, Mr. Smith will receive (i) a severance payment in the amount of $475,000, which represents twelve (12) months of Mr. Smith’s fiscal 2009 base salary, payable in two equal lump sum amounts on or before November 15, 2009 and March 15, 2010, respectively; (ii) a one-time lump sum amount of $200,000 payable on or before May 15, 2010; (iii) $85,000 representing Mr. Smith’s bonus earned for fiscal year 2009, payable in accordance with the Company’s normal payroll practices for bonuses; and (iv) reimbursement of $15,000 in legal fees incurred in connection with the execution of the Separation Agreement.  All payments under the Separation Agreement are subject to applicable tax withholdings by the Company.  The Company will also pay on Mr. Smith’s behalf the premiums for medical coverage under COBRA for a period of up to eighteen (18) months from the Resignation Date.

Under the Separation Agreement, Mr. Smith has agreed to comply with non-compete and non-solicitation restrictions for a period of six (6) months and twelve (12) months, respectively, from the Resignation Date and with confidentiality provisions.  As required by the Separation Agreement, Mr. Smith executed and delivered a general release of all claims against the Company and the other released parties identified therein.

The foregoing descriptions are not complete and are qualified in their entirety by reference to the Separation Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Separation Agreement, dated as of October 30, 2009 and effective as of November 7, 2009, between the Company and Franklin H. Smith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

By:	/s/ Douglas J. Wetmore
Douglas J. Wetmore
Executive Vice President and
Chief Financial Officer

Date:   November 9, 2009

Exhibit Index

10.1.	Separation Agreement, dated as of October 30, 2009 and effective as of November 7, 2009, between the Company and Franklin H. Smith.